Exhibit 99.2

CHITTENDEN CORPORATION

Consolidated Statements of Income (Unaudited)

($ in thousands)

	QTR	QTR	QTR	QTR	QTR	QTR	QTR	QTR	QTR
	6/30/01	9/30/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03	6/30/03
Interest Income:
Interest on Loans	$57,955	$56,507	$51,091	$48,327	$49,656	$48,734	$47,404	$47,580	$52,543
Interest on Investments:
Taxable	9,558	9,788	12,175	12,783	15,328	17,954	18,173	18,216	18,511
Tax-favored	270	282	326	94	114	96	187	46	42
Short-term investments	103	243	60	36	6	83	44	12	123

Total Interest Income	67,886	66,820	63,652	61,240	65,104	66,867	65,808	65,854	71,219
Interest Expense:
Deposits	24,430	22,548	19,097	16,063	15,283	14,472	12,994	11,796	11,264
Borrowings	772	694	688	663	1,484	2,734	2,710	3,110	3,855

Total Interest Expense	25,202	23,242	19,785	16,726	16,767	17,206	15,704	14,906	15,119

Net Interest Income	42,684	43,578	43,867	44,514	48,337	49,661	50,104	50,948	56,100
Provision for Loan Losses	2,041	2,025	2,025	2,075	1,691	2,315	2,250	2,050	2,050

Net Interest Income after Provision for Loan Losses	40,643	41,553	41,842	42,439	46,646	47,346	47,854	48,898	54,050

Noninterest Income:
Investment Management Income	3,849	4,334	4,163	3,972	3,913	3,865	3,851	3,810	3,841
Service Charges on Deposit Accounts	3,705	3,570	3,670	3,754	4,098	4,067	4,107	4,393	4,735
Mortgage Servicing Income	960	893	749	690	625	(882)	(6,875)	(757)	(829)
Gains on Sales of Loans, Net	1,945	1,916	2,406	2,755	1,860	2,086	3,366	4,436	6,099
Credit Card Income, Net	1,114	927	923	792	897	1,026	941	903	970
Gains on sales of securities	21	258	78	227	95	6	10,234	1,391	9,654
Insurance Commissions, Net	834	966	697	937	882	1,185	728	1,613	1,531
Retail Investment services	483	515	519	574	676	620	500	896	1,314
Other	2,279	2,555	2,438	2,459	2,517	1,803	2,709	2,571	2,469

Total Noninterest Income	15,190	15,934	15,643	16,160	15,563	13,776	19,561	19,256	29,784

Noninterest Expense:
Salaries and Employee Benefits	18,452	19,447	19,167	20,832	22,450	22,128	22,662	25,139	28,813
Net Occupancy Expense	4,260	4,308	4,441	4,921	4,859	4,766	4,980	5,479	6,198
Data Processing	2,895	2,855	2,879	2,902	2,818	2,830	2,926	2,501	2,161
Information Technology conversion	—	—	—	—	—	—	—	—	6,800
Other Real Estate Owned, Net	8	21	18	(168)	7	(115)	(17)	(12)	(106)
Amortization of Intangibles	741	855	855	235	348	348	348	511	727
Special Charges	—	—	—	—	—	—	—	—	—
Other	7,216	7,260	7,367	7,324	8,115	7,089	8,956	8,558	9,667

Total Noninterest Expense	33,572	34,746	34,727	36,046	38,597	37,046	39,855	42,176	54,260

Income Before Income Taxes	22,261	22,741	22,758	22,553	23,612	24,076	27,560	25,978	29,574
Income Tax Expense	7,935	7,930	7,906	7,730	8,297	8,364	9,764	9,387	10,947

Net Income	$14,326	$14,811	$14,852	$14,823	$15,315	$15,712	$17,796	$16,591	$18,627

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	6/30/01	9/30/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03	6/30/03
ASSETS
Cash and Cash Equivalents	$228,073	$278,006	$308,023	$222,372	$195,884	$300,184	$192,142	$190,537	$212,674
Securities Available For Sale	571,025	647,490	826,495	922,414	1,232,549	1,424,513	1,497,111	1,714,494	1,769,715
FHLB Stock	13,613	13,613	13,613	14,967	14,967	14,967	17,030	24,356	24,356
Loans Held For Sale	34,327	33,220	50,208	38,432	27,556	62,055	94,874	98,578	97,500

Loans:
Commercial	632,768	632,553	559,752	566,746	583,557	567,939	568,224	625,177	632,816
Municipal	62,535	108,491	85,479	88,134	44,107	97,912	77,820	82,005	54,917

Real Estate:
Residential	997,019	962,420	855,561	926,463	914,141	895,472	861,706	1,238,315	1,199,021
Commercial	785,223	799,999	903,819	1,022,858	1,043,889	1,067,702	1,103,897	1,314,095	1,324,943
Construction	52,772	66,053	79,801	91,325	78,995	81,232	85,512	96,859	113,044

Total Real Estate	1,835,014	1,828,472	1,839,181	2,040,646	2,037,025	2,044,406	2,051,115	2,649,269	2,637,008
Consumer	405,185	384,865	353,765	324,292	301,634	293,248	276,704	272,159	272,085

Total Loans	2,935,502	2,954,381	2,838,177	3,019,818	2,966,323	3,003,505	2,973,863	3,628,610	3,596,826
Less: Allowance for Loan Losses	(44,541)	(45,261)	(45,268)	(49,384)	(48,994)	(48,187)	(48,197)	(56,708)	(57,591)

Net Loans	2,890,961	2,909,120	2,792,909	2,970,434	2,917,329	2,955,318	2,925,666	3,571,902	3,539,235

Acrrued Interest Receivable	24,836	22,574	23,357	24,058	28,051	28,586	27,992	32,255	30,208
Other Real Estate Owned	625	298	703	351	230	0	158	37	30
Other Assets	29,705	25,432	33,934	29,276	36,284	42,039	35,269	48,737	46,571
Premises and equipment, net	55,272	56,127	55,104	57,913	57,381	56,901	57,074	72,524	73,742
Mortgage servicing rights	14,532	15,208	16,020	16,820	16,917	15,481	8,491	9,306	8,686
Identified intangibles	4,366	4,186	4,007	10,523	10,175	9,828	9,480	28,282	24,243
Goodwill	30,694	30,017	29,341	58,249	58,249	55,911	55,257	205,579	215,721

Total Assets	$3,898,029	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$567,788	$575,821	$620,828	$597,680	$627,498	$681,595	$684,077	$799,506	$864,526
Savings	338,093	343,722	346,974	389,504	393,025	397,545	400,616	503,415	512,775
NOW and Money Market Accounts	1,706,291	1,800,877	1,870,835	1,993,050	1,922,452	2,162,630	2,118,539	2,365,768	2,392,303
Certificates of Deposit less than $100,000	644,701	634,815	634,992	674,653	682,636	691,873	691,467	874,722	848,320
Certificates of Deposit $100,000 and over	195,832	206,401	196,217	229,536	198,607	237,948	231,393	270,627	249,250

Total Deposits	3,452,705	3,561,636	3,669,846	3,884,423	3,824,218	4,171,591	4,126,092	4,814,038	4,867,174
Borrowings	45,422	45,415	44,409	45,182	177,729	178,189	173,654	428,597	399,027
Company obligated, mandatorily redeemable securities of subsidary trust	—	—	—	—	125,000	125,000	125,000	125,000	125,000
Accrued Expenses and Other Liabilities	50,969	62,792	68,805	61,832	69,298	76,651	77,006	77,627	83,829

Total Liabilities	3,549,096	3,669,843	3,783,060	3,991,437	4,196,245	4,551,431	4,501,752	5,445,262	5,475,030
Stockholder’s Equity:
Common Stock	35,742	35,742	35,743	35,749	35,749	35,749	35,749	40,135	40,135
Surplus	146,251	146,052	145,687	144,820	145,201	145,193	145,191	256,057	255,973
Retained earnings	238,557	247,397	256,677	265,457	274,266	283,536	294,943	305,140	316,472
Treasury, at cost	(79,588)	(80,643)	(79,733)	(77,456)	(76,272)	(85,383)	(85,382)	(83,254)	(81,543)
Accumulated other comprehensive income:
Unrealized gains (losses) on securities available for sale	4,549	13,349	8,621	2,151	16,604	31,402	28,573	33,388	36,375
Accrued minimum pension liability, net of tax	—	—	—	—	—	—	(4,284)	(4,058)	(3,829)
Director’s deferred compensation to be settled in stock	3,514	3,627	3,746	3,723	3,839	3,909	4,052	3,963	4,111
Unearned portion of employee restricted stock	(92)	(76)	(87)	(72)	(60)	(54)	(50)	(46)	(43)

Total Stockholders’ Equity	348,933	365,448	370,654	374,372	399,327	414,352	418,792	551,325	567,651

Total Liabilities and Stockholders’ Equity	$3,898,029	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681

CHITTENDEN CORPORATION

Selected Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 6/30/01	QTD 9/30/01	QTD 12/31/01	QTD 3/31/02	QTD 6/30/02	QTD 9/30/02	QTD 12/31/02	QTD 3/31/03	QTD 6/30/03
Book Value per Common Share	$10.88	$11.41	$11.56	$11.63	$12.39	$12.97	$13.11	$15.14	$15.55
Tangible Book Value Per Share	$9.79	$10.34	$10.52	$9.50	$10.27	$10.91	$11.09	$8.72	$8.98
Common Shares Outstanding	32,061,910	32,025,220	32,070,446	32,180,488	32,235,058	31,940,640	31,939,470	36,420,367	36,496,930

CREDIT QUALITY
Nonperforming Assets (including OREO)	$13,314	$14,958	$13,077	$14,070	$10,872	$16,415	$14,960	$14,981	$17,970
90 Days past due and still accruing	3,082	3,400	4,583	3,430	2,477	3,213	2,953	3,106	1,921

Total	$16,396	$18,358	$17,660	$17,500	$13,349	$19,628	$17,913	$18,087	$19,891
Nonperforming Assets to Loans Plus OREO	0.45%	0.50%	0.46%	0.46%	0.36%	0.54%	0.49%	0.40%	0.49%
Allowance to Loans	1.52%	1.53%	1.59%	1.61%	1.64%	1.57%	1.57%	1.52%	1.56%
Allowance to Nonperforming Loans (excluding OREO)	351.02%	308.74%	365.83%	359.97%	460.38%	293.56%	325.64%	379.48%	321.01%
Net Charge-off Ratio	0.04%	0.04%	0.07%	0.03%	0.07%	0.10%	0.07%	0.04%	0.03%

QTR Average Balance Sheet Data
Loans, Net	$2,891,964	$2,951,718	$2,854,543	$2,883,072	$2,997,613	$2,988,405	$3,007,081	$3,236,735	$3,638,769
Earning Assets	3,567,430	3,700,113	3,855,444	3,923,707	4,163,108	4,443,815	4,588,801	4,879,771	5,456,572
Total Assets	3,796,249	3,937,682	4,091,763	4,172,820	4,436,263	4,727,637	4,869,802	5,224,669	5,943,041
Deposits	3,341,300	3,482,122	3,610,085	3,691,793	3,851,574	3,951,162	4,088,425	4,278,877	4,797,953
Stockholders’ Equity	345,566	355,764	370,032	374,148	385,039	405,783	413,449	463,149	560,209
Earnings Per Share, Basic	0.45	0.46	0.46	0.46	0.48	0.49	0.56	0.50	0.51
Earnings Per Share, Diluted	0.44	0.46	0.46	0.46	0.47	0.48	0.55	0.49	0.51
Dividends Per Share	0.19	0.19	0.19	0.19	0.20	0.20	0.20	0.20	0.20
Weighted Average Common Shares Outstanding	32,123,233	32,047,482	32,039,223	32,134,266	32,218,570	32,132,628	31,939,820	33,493,106	36,475,443
Weighted Average Common and Common
Equivalent Shares Outstanding	32,490,203	32,442,906	32,420,335	32,537,191	32,684,149	32,539,799	32,259,266	33,799,406	36,764,758
Return on Average Equity	16.63%	16.52%	15.92%	16.07%	15.95%	15.36%	17.08%	14.53%	13.34%
Return on Average Assets	1.51%	1.49%	1.44%	1.44%	1.38%	1.32%	1.45%	1.29%	1.26%
Net Yield on Earning Assets	4.87%	4.76%	4.59%	4.61%	4.69%	4.49%	4.38%	4.22%	4.14%
Tier 1 Capital Ratio	9.88%	9.94%	10.32%	9.15%	12.60%	12.04%	12.25%	9.22%	9.28%
Total Capital Ratio	11.13%	11.19%	11.57%	10.40%	13.85%	13.29%	13.50%	10.47%	10.53%
Leverage Ratio	8.13%	8.05%	7.99%	7.28%	9.95%	9.37%	9.28%	8.10%	7.22%
Tangible Capital Ratio	8.23%	8.28%	8.19%	7.12%	7.31%	7.12%	7.30%	5.51%	5.65%

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